                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                       Date of Report September 10, 1999

                         ADVANTA BUSINESS SERVICES CORP.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                 Delaware                         333-79773                    23-2333786
---------------------------------------        ----------------       -------------------------------
             (State or Other                   (Commission File       (I.R.S. Employer Identification
      Jurisdiction of Incorporation)               Number)                            No.)


          1020 Laurel Oak Road
          Voorhees, New Jersey                                                     08043
---------------------------------------                                ------------------------------
(Address of Principal Executive Offices)                                           (Zip Code)


        Registrant's telephone number, including area code (609) 782-7300
                                                           --------------
                                    No Change
        -----------------------------------------------------------------
          (Former name or former address, if changed since last report)


                     ADVANTA LEASING RECEIVABLES CORP. VIII
             ------------------------------------------------------
            (Exact name of registrant as specified in its charter)


                  Nevada                             333-79773-01                   52-2170910
 --------------------------------------------       ---------------      -------------------------------
(State or Other Jurisdiction of Incorporation)     (Commission File      (I.R.S. Employer Identification
                                                        Number)                        No.)


            639 Isbell Rd, Suite 390
               Reno, Nevada                                                          89509
---------------------------------------------                                      ----------
   (Address of Principal Executive Offices)                                        (Zip Code)



        Registrant's telephone number, including area code (775) 823-3080
                                                           --------------

                                    No Change
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

                      ADVANTA LEASING RECEIVABLES CORP. IX
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                      Nevada                         333-79773-02                   52-2170234
----------------------------------------------      ---------------       ------------------------------
(State or Other Jurisdiction of Incorporation)     (Commission File       (I.R.S. Employer Identification
                                                        Number)                       No.)


               639 Isbell Road, Suite 390
                 Reno, Nevada                                                        89509
   ----------------------------------------                                        ---------
   (Address of Principal Executive Offices)


        Registrant's telephone number, including area code (775) 823-3016
                                                           --------------

                                    No Change
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.   Other Events

                  Year 2000. With the approach of the Year 2000, Advanta Business Services ("ABS") as Originator and Servicer is actively managing the Year 2000 issue. This issue results from computer programs, which use two digits, rather than four digits to define a year. ABS has instituted a corporate-wide effort to address and resolve the system/application tasks associated with Year 2000. In the event that the project plans are not timely or successfully completed, there can be no assurance that the Year 2000 Issue will not have a material adverse effect on the operations of the Originator and Servicer, including a shut-down of operations for a period of time, which may, in turn, have a material adverse effect on the Offered Notes.

ABS is also in the process of reviewing their exposure to Year 2000 issues resulting from third party vendors and brokers from whom we purchase equipment leases, and outside service provider's computer systems. ABS, and it's parent Advanta Corp., are in the process of contacting outside service providers regarding the state of their remediation activities for material Year 2000 issues. There can be no assurance that the systems used by outside service providers or other third parties upon which ABS's systems rely, will be timely converted and compliant with Year 2000 issues.


Item 7.  Financial Statements and Exhibits


         The following exhibit is furnished herewith:

         21 Monthly Servicer's Certificate issued on September 10, 1999 relating to the Equipment Receivables Asset-Backed Notes, Series 1999-1, prepared by the Servicer and sent to the Trustee pursuant to Section 3.05(a) of the Series 1999-1 Supplement dated as of August 26, 1999 covering the period of August 1, through 1999 August 31, 1999.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       ADVANTA BUSINESS SERVICES CORP.,
                                       As Registrant

                                       By   /s/  JOHN PARIS
                                            --------------------------------
                                       Name:    John Paris
                                       Title:   Senior Vice President


Dated:   September 10, 1999

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       ADVANTA LEASING RECEIVABLES CORP. VIII,
                                       As Registrant

                                       By    /s/  JOHN PARIS
                                             ---------------------------------
                                       Name:    John Paris
                                       Title:   President and Director


Dated:  September 10, 1999

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        ADVANTA LEASING RECEIVABLES CORP. IX,
                                        As Registrant

                                        By    /s/  JOHN PARIS
                                              -------------------------------
                                        Name:    John Paris
                                        Title:   President and Director


Dated:   September 10, 1999

                                  Exhibit Index


Exhibit No.                                                                                      Page
-----------                                                                                      ----
         21.1     Monthly Servicer's Certificate dated September 10, 1999                          8
                  prepared by the Servicer and sent to the Trustee pursuant to
                  Section 3.05(a) of the Series 1999-1 Supplement covering the period of August 1, 1999 through August 31, 1999.